UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 24, 2016

Date of Report (Date of earliest event reported)

Chimerix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2505 Meridian Parkway, Suite 100 Durham, NC		27713
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 806-1074

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07           Submission of Matters to a Vote of Security Holders.

On June 24, 2016, Chimerix, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 27, 2016, the record date for the Annual Meeting, 46,213,134 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 39,961,671 shares of common stock were present in person or represented by proxy for the four proposals summarized below.

Proposal 1: Election of directors

The Company’s stockholders elected the three persons listed below as Class III directors, each to serve until the Company’s 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Catherine L. Gilliss, PhD, R.N., FAAN	28,756,394	1,915,756	9,289,521
C. Patrick Machado	29,214,361	1,457,789	9,289,521
Ernest Mario, Ph.D.	29,305,363	1,366,787	9,289,521

Proposal 2: Ratification of the selection of independent registered public accounting firm

The Company’s stockholders ratified the selection by the Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The final voting results are as follows:

Votes For	36,512,517
Votes Against	3,407,766
Abstentions	41,388
Broker Non-Votes	0

Proposal 3: Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	27,631,937
Votes Against	3,013,965
Abstentions	26,248
Broker Non-Votes	9,289,521

Proposal 4: Approval, on a non-binding, advisory basis, of the frequency of future non-binding advisory stockholder votes on the compensation of the Company’s named executive officers

The Company’s stockholders approved, on a non-binding, advisory basis, that the frequency of future non-binding advisory stockholder votes on the compensation of the Company’s named executive officers should be every year. The final voting results are as follows:

Votes For Every 1 Year	27,012,332
Votes For Every 2 Years	830,211
Votes For Every 3 Years	2,760,730
Abstentions	68,877
Broker Non-Votes	9,289,521

Consistent with the preference of the Company’s stockholders indicated by the voting results for Proposal 4, the Company will include a stockholder advisory vote on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of such advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimerix, Inc.

Dated: June 27, 2016
	By:	/s/ Timothy W. Trost
Timothy W. Trost
Senior Vice President, Chief Financial Officer and Corporate Secretary